Promissory Note Between Northtech Industries and Steve Lowden

Borrower Information:	
Name: Northtech Industries	Date: 5/10/10
Street Address: 6363 7th Ave So. #220	Date of Birth: NA
City: Seattle	State: Wa
Zip:98108	UBI #: 602 637 348

Lender Information:	
Name: Steve Lowden	Date: 5/10/10
Street Address:	Date of Birth:
City: 23 W. 73rd #116	State: New York
Zip: 10023	UBI #: NA

Loan Information:	
Loan Amount: $15,000	Loan Period: 90 days
Interest Rate: 5% if late more than 14 days	Payment Schedule: Paid in full August 10, 2010

x [signature] 5/10/10 x [signature] 5/10/10

Promissory Note Between Northtech Industries and _Steve Lowden___

1. **Promise to Pay**. For value received, Northtech Industries (Borrower) promises to pay Steve Lowden (Lender) $15,000 and interest at the yearly rate of 5 % on the unpaid balance as specified below.

2. **Installments**.

Borrower will pay one lump payment on August 10th 2010.

3. **Application of Payments**. Payments will be applied first to interest and then to principal.

4. **Prepayment**. Borrower may prepay all or any part of the principal without penalty.

5. **Loan Acceleration**. If Borrower is more than 14 days late in making any payment, Lender may declare that the entire balance of unpaid principal is due immediately, together with the interest that has accrued.

7. **Security**

This is an unsecured note.

8. **Collection Costs**. If Lender prevails in a lawsuit to collect on this note, Borrower will pay Lender's costs and lawyer's fees in an amount the court finds to be reasonable.

The undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be fully paid and waive demand, presentment and protest and all notices hereto and further agree to remain bound notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder or exchange, substitution, or release of any collateral granted as security for this note. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change in terms, hereunder granted by any holder hereof, shall be valid and binding upon each of the undersigned, notwithstanding the acknowledgement of any of the undersigned, and each of the undersigned does hereby irrevocably grant to each of the others a power of attorney to enter into any such modification on their behalf. The rights of any holder hereof shall be cumulative and not necessarily successive. This note shall take effect as a sealed instrument and shall be construed, governed and enforced in accordance with the laws of the State of Washington.

Witnessed: ____________ Date: 5/10/10

Witnessed: ____________ Date: ____________

Borrower: [signature] Date: 5/10/10

Borrower: ____________ Date: ____________